UNITED STATES
			      SECURITIES AND EXCHANGE COMMISSION
				     Washington, D.C.  20549

						Form 8-K/A

				AMENDMENT TO FORM 8-K CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

					   AMENDMENT NO. 1

	 Date of Report (Date of earliest event reported): August 29, 2003

					   LINCOLN LOGS LTD.
	  (Exact name of small business issuer as specified in its charter)

New York					  0-12172			 	   14-1589242
(State or other jurisdiction	(Commission File Number)	   (I.R.S. Employer
 of incorporation)							Identification No.)

		    5 Riverside Drive, Chestertown, New York  12817
			  (Address of principal executive offices)

					   (518) 494-5500
				  (Issuer's telephone number)

Neither name, address nor fiscal year has changed since last report
(Former name, former address, and former fiscal year, if changed since last report)


  Lincoln Logs Ltd. hereby amends Item 7 of its Current Report on Form 8-K filed on September 15, 2003, in order to file certain financial statements and information.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(a) Financial Statements of Businesses Acquired

    This item is amended to include the following:

      I. Hart & Son Industries Ltd.
         (i)   Auditors' Report
         (ii) Balance Sheets as of August 29, 2003 (date of acquisition) and June 30, 2003 (unaudited)
         (iii) Statements of Retained Earnings for the periods April 1, 2003 to August 29, 2003 and for the year ended June 30, 2003 (unaudited)
         (iv) Statement of Loss for the periods April 1, 2003 to August 29, 2003 and for the year ended June 30, 2003 (unaudited)
         (v) Statement of Cash Flows for the periods April 1, 2003 to August 29, 2003 and for the year ended June 30, 2003 (unaudited)
         (vi)  Notes to the Financial Statements


      II. True-Craft Log Structures Ltd.
         (i)   Auditors' Report
         (ii)  Balance Sheets as of August 29, 2003 (date of acquisition) and
               June 30, 2003 (unaudited)
         (iii) Statement of Income and Deficit for the periods April 1, 2003 to
		   August 29, 2003 and for the year ended June 30, 2003 (unaudited)
         (iv)  Statement of Cash Flows for the periods April 1, 2003 to August
               29, 2003 and for the year ended June 30, 2003 (unaudited)
         (v)   Notes to the Financial Statements

   Audited financial statements of the acquired businesses have been provided for the five (5) month period ended August 29, 2003. Due to the poor condition of the acquired businesses' historical financial information, audited financial statements of the acquired businesses for the most recent year as required by Section 310 of Regulation S-B are not practicable.

(b) Pro Forma Financial Information

This item is amended to include the following:

     I. Lincoln Logs Ltd.
        (i)   Introductory information
        (ii)  Unaudited Pro Forma Consolidated Balance Sheet as of July 31,
              2003
        (iii) Unaudited Pro Forma Consolidated Statement of Operations for the six months ended July 31, 2003
        (iv) Unaudited Pro Forma Consolidated Statement of Operations for the year ended January 31, 2003
        (v)   Notes to the Unaudited Pro Forma Financial Statements

				   HART & SON INDUSTRIES LTD.
					FINANCIAL STATEMENTS
					  AUGUST 29, 2003
						 (Cdn$)

AUDITORS' REPORT



To the Directors of:
Hart & Son Industries Ltd.

We have audited the balance sheet of Hart & Son Industries Ltd. as at August 29, 2003 and the statements of retained earnings, loss and cash flows for the period April 1, 2003 to August 29, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at August 29, 2003 and the results of its operations and cash flows for the period April 1, 2003 to August 29, 2003 in accordance with Canadian generally accepted accounting principles.

The comparative financial statements for the year ended June 30, 2003 were compiled by other accountants, and their report thereon dated September 30, 2003 stated they did not audit or review those financial statements and, accordingly, express no opinion or other form of assurance on them.

/s/ LDMB Advisors Inc.

Chartered Accountants
Langley, British Columbia
October 9, 2003

HART & SON INDUSTRIES LTD.
BALANCE SHEET
(Cdn$)


								   August 29,    June 30,
AS AT  								2003		 2003
										   (Unaudited)
ASSETS
CURRENT
  Accounts receivable, net of allowance of $7,392
   (June 30, 2003 - $5,175)				  $	31,523   $	 41,086
  Goods and services tax receivable			      13,530	 11,614
  Inventory and work-in-progress (Note 3)		     430,810	412,411
  Income taxes recoverable	 				47,000	 36,000
								  ----------   ----------
								     522,863	501,111

LOAN RECEIVABLE, RELATED PARTY  (Note 4)			 5,133	  6,322
PROPERTY, PLANT AND EQUIPMENT (Note 5)		     336,345	346,727
INCORPORATION COSTS 						   456	    456
								  ----------   ----------
TOTAL ASSETS						  $  864,797   $	854,616
								  ==========   ==========

LIABILITIES
CURRENT
  Bank indebtedness (Note 6)				  $	30,488   $   29,785
  Bank loan payable (Note 6)				     170,000	185,000
  Trade accounts payable				     254,124	188,188
  Accrued payroll, related taxes and withholdings	37,923	 30,121
  Accrued expenses 						37,618	 20,425
  Loans payable, shareholders (Note 7)		     135,000	    ---
  Customer deposits					     134,593	159,244
  Capital lease obligation (Note 8)				12,399	 15,878
  Loan payable, related party (Note 9)			 6,946	  3,982
								  ----------   ----------
								     819,091	632,623

FUTURE INCOME TAXES (Note 10)					   ---	 21,100
								  ----------   ----------
TOTAL LIABILITIES						     819,091	653,723

SHAREHOLDERS' EQUITY
  Share capital (Note 11)					   101	    101
  Retained earnings 						45,605	200,792
								  ----------   ----------
TOTAL SHAREHOLDERS' EQUITY					45,706	200,893
								  ----------   ----------

						 		  $  864,797   $	854,616
								  ==========   ==========

SUBSEQUENT EVENTS (Note 12)

COMMITMENT (Note 13)

The accompanying notes are an integral part of these financial statements.

HART & SON INDUSTRIES LTD.
STATEMENT OF RETAINED EARNINGS
(Cdn$)


							    April 1, 2003	   July 1, 2002
								    to		  to
FOR THE PERIOD 					   August 29, 2003   June 30, 2003
										    (Unaudited)

RETAINED EARNINGS, beginning of period
  as previously reported				$   162,852     $   397,905
PRIOR PERIOD ADJUSTMENT (Note 14)			    (20,300)	  (20,300)
								-----------	    -----------
RETAINED EARNINGS, beginning of period
  as restated						    142,552		  377,605
NET LOSS FOR THE PERIOD					    (96,947)	 (176,813)
								-----------     -----------
RETAINED EARNINGS, end of period			$    45,605	    $   200,792
								===========     ===========

The accompanying notes are an integral part of these financial statements.

HART & SON INDUSTRIES LTD.
STATEMENT OF LOSS
(Cdn$)


								April 1, 2003   July 1, 2002
									to		   to
FOR THE PERIOD 					     August 29, 2003  June 30, 2003
										     (Unaudited)

SALES								$   1,402,061   $   3,317,109
COST OF SALES						    1,091,587	  2,785,237
								-------------   -------------
GROSS PROFIT							310,474	    531,872

OPERATING EXPENSES
  Commissions							 14,828	     65,461
  Selling, general and administrative			284,931	    676,983
  Retirement expense (Note 15)				135,000		  ---
								-------------   -------------
TOTAL OPERATING EXPENSES					434,759	    742,444
								-------------   -------------
LOSS FROM OPERATIONS					     (124,285)	   (210,572)

OTHER INCOME (EXPENSES)						  7,038	     (1,441)
								-------------   -------------
LOSS BEFORE INCOME TAXES 				     (117,247)	   (212,013)

PROVISION FOR (RECOVERY OF) INCOME TAXES
  Current								    ---	    (36,000)
  Future (Note 14)						(20,300)	 	  800
								-------------   -------------
									(20,300)	    (35,200)
								-------------   -------------
NET LOSS FOR THE PERIOD					$	(96,947)  $    (176,813)
								=============   =============

The accompanying notes are an integral part of these financial statements.

HART & SON INDUSTRIES LTD.
STATEMENT OF CASH FLOWS
(Cdn$)


								April 1, 2003   July 1, 2002
								      to 		   to
FOR THE PERIOD 					     August 29, 2003  June 30, 2003
										     (Unaudited)

CASH FLOWS (USED IN) PROVIDED BY:

OPERATING ACTIVITIES
Net loss							  $   (96,947)   $  (176,813)
Adjustments for items not affecting cash:
  Amortization							 28,842	    73,840
  Future income taxes						(20,300)	       800
Changes in non-cash working capital balances:
  Accounts receivable						 26,592	   171,591
  Goods and services tax receivable				 26,596	    (3,530)
  Inventory and work-in-progress				(11,970)	    42,523
  Prepaid expenses						  3,603	       ---
  Trade accounts payable				     (121,125)	  (130,011)
  Accrued payroll, related taxes and withholdings	  7,953	    15,175
  Accrued expenses						 33,910	    12,525
  Income taxes recoverable					(21,433)	   (63,919)
  Customer deposits						 44,431	    62,353
								  -----------    -----------
									(99,848)	     4,534

FINANCING ACTIVITIES
Increase (decrease) in bank loan payable			 10,000	   (80,000)
Increase (decrease) in loan payable, related party	(31,514)	     3,982
Increase in loans payable, shareholders			137,528		 ---
Principal repayments of long-term debt			    ---	  (199,669)
Repayment of capital lease obligation			 (7,715)	   (21,076)
								  -----------    -----------
									108,299	  (296,763)

INVESTING ACTIVITIES
Purchase of property, plant and equipment			(12,391)	   (22,753)
Decrease in loan receivable, related party 		  5,005	   301,541
								  -----------    -----------
						 			 (7,386)	   278,788
								  -----------    -----------
INCREASE (DECREASE) IN CASH					  1,065	   (13,441)

CASH AND CASH EQUIVALENTS, beginning of period		(31,553)	   (16,344)
								  -----------    -----------
CASH AND CASH EQUIVALENTS, end of period		  $	(30,488)   $   (29,785)
								  ===========    ===========

SUPPLEMENTAL INFORMATION
Cash paid during the period to:
  Interest							  $    12,725    $    43,107
  Income taxes						  $    31,433    $    31,433


The accompanying notes are an integral part of these financial statements.

HART & SON INDUSTRIES LTD.
NOTES TO THE FINANCIAL STATEMENTS
(Cdn$)


1. NATURE OF BUSINESS AND REPORTING PERIOD

   The Company was incorporated under the laws of the Province of British Columbia on July 15, 1974. The Company manufactures and designs log homes, wood windows and doors.

   The statements of retained earnings, loss and cash flows are audited for the period of April 1, 2003 to August 29, 2003, as this period is inclusive of the earliest date from which opening inventory could be independently verified to the effective date of sale of the outstanding shares of the Company.

   The most recent fiscal year of the Company ended on June 30, 2003. The unaudited balance sheet as at June 30, 2003 and unaudited statements of retained earnings, loss and cash flows for the year ended June 30, 2003 are presented for information purposes.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

   The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below:

   (a) Functional currency

	 The functional currency of the Company is Canadian dollars.

   (b) Property, plant and equipment

	 Property, plant and equipment are recorded at cost. Amortization is provided annually at rates calculated to write off the assets over their estimated useful lives as follows:

							     Rate		   Basis

Buildings							 4%	  diminishing balance
Computer equipment  					30%	  diminishing balance
Manufacturing equipment					20%	  diminishing balance
Furniture and fixtures 					20%	  diminishing balance
Automotive and forklift equipment			20%	  diminishing balance
Leasehold improvements				 5-10 years	  straight line

	 In the year of acquisition, these rates are reduced by one-half.

   (c) Inventory and work-in-progress

	 Inventory has been stated at the lower of cost or estimated replacement cost on a first-in, first-out basis.

	 Work-in-progress relates to products that were in the process of being manufactured at the end of the period. Work-in-progress includes all costs for labour, materials and overhead and is stated at the lower of cost or recoverable amount.

HART & SON INDUSTRIES LTD.
NOTES TO THE FINANCIAL STATEMENTS, Continued
(Cdn$)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

   (d) Revenue recognition

	 Revenue is recognized when products are shipped from the manufacturing facility.

	 Deposits received in advance are reflected in current liabilities until the sale is completed.

   (e) Translation of foreign currencies

	 Monetary assets and liabilities denominated in foreign currencies have been translated into Canadian dollars at the rate of exchange prevailing at the end of the period. Revenue and expense items are translated at the average rate of exchange for the period.

   (f) Financial instruments

	 The Company's financial instruments consist of: accounts receivable; goods and sales tax receivable; income taxes recoverable; loan receivable, related party; bank loan payable; trade accounts payable; accrued payroll, related taxes and withholdings; accrued expenses; loans payable, shareholders; customer deposits; capital lease obligation; and loan payable, related party.

	 Management is of the opinion that the Company is not subject to significant interest, currency or credit risks on the financial instruments included in these financial statements, except as noted. The fair market values of these financial instruments approximate their carrying values. Included in cash is $1,782 denominated in US dollars.

   (g) Future income taxes

       Future income taxes represent the estimated taxes payable on the difference between the values of assets and liabilities recorded for accounting purposes and the values that would be used for the calculation of income taxes.

	 Effective July 1, 2002, the Company adopted Section 3465 of the Canadian Institute of Chartered Accountants Handbook, "Accounting for Income Taxes" which requires an asset and liability approach to financial accounting and reporting for income taxes. Future income tax assets and future income tax liabilities are computed annually for differences between the financial statement values and tax values, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

   (h) Cash and cash equivalents

	 The Company's cash and cash equivalents consist of cash on hand and bank indebtedness. Foreign currencies are converted to Canadian dollars at the exchange rate in effect at the balance sheet date.

   (i) Warranties

	 The Company sells housing kits with warranties against manufacturer's defects. The Company has reviewed the history of warranty claims and has determined that the incidence and value of previous claims have not been material.

	 Based on the claims experience, the Company has not provided for such claims and will treat any costs relating to manufacturer's defects as a period cost.

HART & SON INDUSTRIES LTD.
NOTES TO THE FINANCIAL STATEMENTS, Continued
(Cdn$)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

   (j) United States generally accepted accounting principles

	 Differences that would exist between these financial statements as presented and the financial statements if prepared in accordance with United States generally accepted accounting principles ("US GAAP") are that incorporation costs would have been expensed under US GAAP.

3. INVENTORY AND WORK-IN-PROGRESS

							  August 29, 2003	  June 30, 2003

Raw materials					     $   413,126	   $   387,633
Work-in-progress							 ---		   9,854
Finished goods						    17,684	        14,924
							     -----------     -----------
							     $   430,810	   $   412,411
							     ===========     ===========

4. LOAN RECEIVABLE, RELATED PARTY
							  August 29, 2003	  June 30, 2003

Due from True-Craft Log Structures Ltd.	     $     5,133 	   $     6,322

   The amount due from a company under common control is not secured, bears no interest and has no fixed terms of repayment.

5. PROPERTY, PLANT AND EQUIPMENT

										Net		Net
							  Accumulated  August 29,   June 30,
					       Cost  Amortization	2003	 	2003

Buildings				   $   7,140   $   3,218   $   3,922   $   3,948
Computer equipment		      46,759      39,551       7,208	 7,582
Manufacturing equipment		     821,076     593,104     227,972     235,282
Furniture and fixtures		      49,122	37,215	11,907      12,312
Automotive and forklift equipment  109,031 	81,503	27,528      28,467
Leasehold improvements		      80,819      23,011	57,808      59,136
					   ---------   ---------   ---------   ---------
					  $1,113,947   $ 777,602   $ 336,345   $ 346,727
					  ==========   =========   =========   =========

   Included in manufacturing equipment is equipment acquired under capital lease with a cost of $82,672 and accumulated amortization of $37,070 (June 30, 2003 - $36,297).

   The expenses include amortization of $28,842 (June 30, 2003 - $73,840). The amortization expense includes amortization on assets under capital lease of $773 (June 30, 2003 - $5,153).

6. BANK INDEBTEDNESS AND BANK LOAN PAYABLE

   The Company has demand operating loan facilities which total $430,000. The loans bear interest at the bank's prime overdraft rate plus 1.15% and are secured by a general security agreement, security provided by the shareholders and a guarantee of a related corporation.

HART & SON INDUSTRIES LTD.
NOTES TO THE FINANCIAL STATEMENTS, Continued
(Cdn$)

7. LOANS PAYABLE, SHAREHOLDERS

   The amounts due to the shareholders are unsecured, bear no interest and have no fixed terms of repayment.

8. CAPITAL LEASE OBLIGATION

   The Company has entered into a lease agreement to acquire equipment which has been financed by a long-term liability. The capital lease obligation represents the minimum lease payments payable net of imputed interest at an average rate of 13% per annum and is secured by equipment owned by the Company.

   The Company's obligation under capital lease consists of:

							  August 29, 2003	  June 30, 2003
National Leasing - Planer:
The lease is repayable in monthly
instalments of $1,839  and is secured by
certain manufacturing equipment		      $   14,712	    $   18,391

Less: imputed interest					     2,313	         2,513
								----------      ----------
								$   12,399	    $   15,878
								==========      ==========

   Included in the interest expense is interest related to the capital lease of $1,481 (June 30, 2003 - $993).

   Future minimum annual lease payments payable under the capital lease are as follows:

   Year ending:
	2004							$   14,712

9. LOAN PAYABLE, RELATED PARTY

							  August 29, 2003	  June 30, 2003

Legacy Windows & Doors Ltd.				$    6,946      $    3,982

   The amount due to a company controlled by a Director is unsecured, bears no interest and has no fixed terms of repayment.

HART & SON INDUSTRIES LTD.
NOTES TO THE FINANCIAL STATEMENTS, Continued
(Cdn$)

10. INCOME TAXES

   The Company has non-capital losses of $126,000 available to apply against future income for tax purposes. The tax effect of this future benefit has been included in the calculation of future income taxes on the Company's balance sheet.

   Future income tax assets:

Operating loss carryforwards				$   24,500
Valuation allowance					   (24,500)
								----------
								$	 ---
								==========

   Management believes that it is not more likely than not that the Company will create taxable income sufficient to realize its future income tax assets.

11. SHARE CAPITAL

Authorized:
	10,000  common shares without par value

							  August 29, 2003	  June 30, 2003
Issued:
	   101  common shares				$      101      $      101

12.	SUBSEQUENT EVENTS

   Subsequent to August 29, 2003, the Company entered into the following transactions:

   All the issued and outstanding shares were purchased by Lincoln Logs (Canada) Ltd. ("Parent Company").

   Repaid the bank loan in the amount of $170,000 and cancelled the operating loan facility.

   Repaid the loans payable, shareholders in the amount of $135,000.

   Repaid the outstanding balance of the capital lease obligations in full on October 1, 2003.

   Obtained a loan from the Parent Company in the amount of $305,000.

   Repaid the loan payable, related party with funds from the Parent Company.

   Leased the manufacturing premises from the Parent Company on a month-to-month basis on the same terms and conditions as the lease between the Parent Company and the lessor. The lease is for a five year term at a monthly rental amount of $11,800, exclusive of operating costs.

HART & SON INDUSTRIES LTD.
NOTES TO THE FINANCIAL STATEMENTS, Continued
(Cdn$)

13. COMMITMENT

   Pursuant to the agreement entered into for the purchase of shares of Hart
   & Son Industries Ltd., the Company has agreed to supply a previous Director with one log cabin house per year, for a period of seven years, at the manufacturer's cost of the log cabin house.

14. ADJUSTMENT FOR CHANGE TO INCOME TAXES ACCOUNTING POLICY

   The Company has adopted the asset and liability approach to accounting for income taxes. The prior year adjustment reflects the change from the taxes payable basis. The change in the accounting policy has resulted in a decrease in opening retained earnings of $20,300.

   The change in accounting policy has been applied retroactively and comparative information has been changed to reflect the change in accounting policy. As a result of the change in accounting policy, the net loss for the period has decreased by $20,300. The net loss for the comparative period increased by $800.

15. RETIREMENT EXPENSE

   The retirement expense incurred during the period related to the retirement on August 29, 2003 of two Directors of the Company.

   At August 29, 2003 the Company has no additional liability to fund any further employee future benefits.

16. RELATED PARTY TRANSACTIONS

   During the period, the Company entered into the following transactions with related parties at costs determined to approximate fair market values:

   Paid consulting fees in the amount of $32,645 (June 30, 2003 - $81,047) to a company controlled by a Director.

   Paid rent for premises, exclusive of property taxes, in the amount of $16,672 (June 30, 2003 - $40,012) to a company controlled by a Director.

   Paid rent for the use of equipment in the amount of $1,500 (June 30, 2003 - $2,700) to a company controlled by a Director.

17. COMPARATIVE FIGURES

   The unaudited financial statements prepared for the year ended June 30, 2003, which are presented for comparative purposes only, were compiled by other accountants. Certain of the June 30, 2003 amounts have been reclassified to conform with the current year's presentation.

				  TRUE-CRAFT LOG STRUCTURES LTD.
					 FINANCIAL STATEMENTS
					    AUGUST 29, 2003
						  (Cdn$)

AUDITORS' REPORT


To the Directors of:
True-Craft Log Structures Ltd.

We have audited the balance sheet of True-Craft Log Structures Ltd. as at August 29, 2003 and the statements of income and deficit and cash flows for the period April 1, 2003 to August 29, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at August 29, 2003 and the results of its operations and cash flows for the period April 1, 2003 to August 29, 2003 in accordance with Canadian generally accepted accounting principles.

The comparative financial statements for the year ended June 30, 2003 were compiled by other accountants, and their report thereon dated September 30, 2003 stated they did not audit or review those financial statements and, accordingly, express no opinion or other form of assurance on them.

/s/ LDMB Advisors Inc.

Chartered Accountants
Langley, British Columbia
October 9, 2003

TRUE-CRAFT LOG STRUCTURES LTD.
BALANCE SHEET
(Cdn$)


									August 29,    June 30,
AS AT									   2003	    2003
											(Unaudited)

ASSETS

CURRENT
  Cash								$      44	 $     ---

PROPERTY, PLANT AND EQUIPMENT (Note 3)		 	    3,300	     3,412
									---------    ---------
TOTAL ASSETS							$   3,344	 $   3,412
									=========    =========

LIABILITIES

CURRENT
  Bank indebtedness 						$	---	 $     584

LOAN PAYABLE, RELATED PARTY (Note 4)			    5,133	     6,322
									---------    ---------
TOTAL LIABILITIES							    5,133	     6,906
									=========    =========

SHARE CAPITAL AND DEFICIT
  Share capital (Note 5)						 77		  77
  Deficit 								   (1,866)	    (3,571)
									---------    ---------
TOTAL SHARE CAPITAL AND DEFICIT				   (1,789)	    (3,494)
									---------    ---------
TOTAL LIABILITIES AND SHARE CAPITAL AND DEFICIT		$   3,344	 $   3,412
									=========    =========


SUBSEQUENT EVENT (Note 8)



The accompanying notes are an integral part of these financial statements.

TRUE-CRAFT LOG STRUCTURES LTD.
STATEMENT OF INCOME AND DEFICIT
(Cdn$)


								 April 1, 2003	July 1, 2002
								      to		     to
FOR THE PERIOD 						August 29, 2003  June 30, 2003
											(Unaudited)

REVENUE							    $    1,500     $    2,700

OPERATING EXPENSES
  Commissions							     250		  250
  Selling, general and administrative			     602		1,141
								    ----------     ----------
TOTAL OPERATING EXPENSES					     852		1,391
								    ----------     ----------
INCOME FROM OPERATIONS						     648		1,309

OTHER INCOME							     400		  329
								    ----------     ----------
NET INCOME								   1,048		1,638

DEFICIT, beginning of period					  (2,914)	     (5,209)
								    ----------     ----------
DEFICIT, end of period					    $   (1,866)	 $   (3,571)
								    ==========     ==========

The accompanying notes are an integral part of these financial statements.

TRUE-CRAFT LOG STRUCTURES LTD.
STATEMENT OF CASH FLOWS
(Cdn$)


								 April 1, 2003	July 1, 2002
									  to		     to
FOR THE PERIOD 						August 29, 2003  June 30, 2003
											(Unaudited)

CASH FLOWS (USED IN) PROVIDED BY:

OPERATING ACTIVITIES
  Net income						   $    1,048	 $    1,638
  Adjustments for items not affecting cash:
  Amortization							    325		  853
  Changes in non-cash working capital balances:
  Accounts payable and accrued liabilities		    ---		 (333)
								   ----------      ----------
									  1,373		2,158

FINANCING ACTIVITIES
  Decrease in share subscriptions receivable		    ---	 	  (75)
  Decrease in loan payable, related party			 (5,005)	    (11,380)
								   ----------      ----------
DECREASE IN CASH							 (3,632)	     (9,147)

CASH AND CASH EQUIVALENTS, beginning of period		  3,676		8,563
								   ----------      ----------
CASH AND CASH EQUIVALENTS, end of period		   $       44	 $     (584)
								   ==========      ==========


The accompanying notes are an integral part of these financial statements.

TRUE-CRAFT LOG STRUCTURES LTD.
NOTES TO THE FINANCIAL STATEMENTS

1. NATURE OF BUSINESS

   The Company was incorporated under the laws of the Province of British Columbia on March 14, 1972. The Company rents manufacturing equipment to a related corporation.

   The balance sheet as at August 29, 2003 and the statements of income and deficit and cash flows for the period April 1, 2003 to August 29, 2003 are audited to be consistent with the period being audited for a related company, Hart & Son Industries Ltd.

   The most recent fiscal year of the Company ended on June 30, 2003. The unaudited balance sheet as at June 30, 2003 and unaudited statements of income and deficit and cash flows for the year ended June 30, 2003 are presented for information purposes.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

   The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below:

   (a) Functional currency

	 The functional currency of the Company is Canadian dollars.

   (b) Property, plant and equipment

	 Property, plant and equipment are recorded at cost. Amortization is provided annually at rates calculated to write off the assets over their estimated useful lives as follows:

								     Rate	     Basis

	    Manufacturing equipment			 	20%  diminishing balance

	 In the year of acquisition, these rates are reduced by one-half.

   (c) Revenue recognition

	 Revenue is recognized in accordance with the rental agreement established with the related corporation.

   (d) Financial instruments

	 The Company's financial instruments consist of cash and loan payable, related party.

	 Management is of the opinion that the Company is not subject to significant interest, currency or credit risks on the financial instruments included in these financial statements. The fair market values of these financial instruments approximate their carrying values.

TRUE-CRAFT LOG STRUCTURES LTD.
NOTES TO THE FINANCIAL STATEMENTS, Continued

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

   (e) Future income taxes

	 Future income taxes represent the estimated taxes payable on the difference between the values of assets and liabilities recorded for accounting purposes and the values that would be used for the calculation of income taxes.

	 Effective July 1, 2002, the Company has adopted Section 3465 of the Canadian Institute of Chartered Accountants Handbook, "Accounting for Income Taxes" which requires an asset and liability approach to financial accounting and reporting for income taxes. Future income tax assets and future income tax liabilities are computed annually for differences between the financial statement values and tax values, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

   (f) United States generally accepted accounting principles

	 No material differences exist between these financial statements as presented and the financial statements if prepared in accordance with United States generally accepted accounting principles.

   (g) Cash and cash equivalents

	 The Company's cash and cash equivalents consist of cash on hand and bank indebtedness. Foreign currencies are converted to Canadian dollars at the exchange rate in effect at the balance sheet date.

3. PROPERTY, PLANT AND EQUIPMENT


										Net		Net
							  Accumulated  August 29,   June 30,
					       Cost  Amortization	2003	 	2003

   Manufacturing equipment	   $  60,140   $	56,840   $   3,300   $   3,412

   The selling, general and administrative expenses include amortization of $325 (June 30, 2003 - $853).

4. LOAN PAYABLE, RELATED PARTY
								  August 29,	 June 30,
								    2003		   2003

Due to Hart & Son Industries Ltd.			  $   5,133	     $   6,322

   The amount due to a company under common control, is not secured, bears no interest and has no fixed terms of repayment.

TRUE-CRAFT LOG STRUCTURES LTD.
NOTES TO THE FINANCIAL STATEMENTS, Continued

5. SHARE CAPITAL

   Authorized:
	10,000  common shares without par value

								August 29,    June 30,
								  2003	    2003
   Issued:
	7,500  common shares				$     77	 $     77

6. RELATED PARTY TRANSACTION

   During the period ended August 29, 2003, the Company entered into the following transaction with a related party at a price which approximates fair market value:

   Received rental revenue in the amount of $1,500 (June 30, 2003 - $2,700) from a company controlled by the Directors.

7. INCOME TAXES

   The Company has non-capital losses of $1,900 available to apply against future income for tax purposes. The tax effect of this future benefit has been included in the calculation of future income taxes on the Company's balance sheet.

   Future income tax assets:

     Operating loss carryforwards					$	684
     Property, plant and equipment					    2,275
										---------
										    2,959
     Valuation allowance						   (2,959)
										---------
										$	---
										=========

   Management believes that it is not more likely than not that the Company will create taxable income sufficient to realize its future income tax assets.

8. SUBSEQUENT EVENT

   Subsequent to August 29, 2003, all the issued and outstanding shares were purchased by Lincoln Logs (Canada) Ltd.

9. COMPARATIVE FIGURES

   The unaudited financial statements for the year ended June 30, 2003, which are presented for comparative purposes only, were compiled by other accountants. Certain of the June 30, 2003 amounts have been reclassified to conform with the current year's presentation.

					  LINCOLN LOGS LTD.
				PRO FORMA FINANCIAL INFORMATION
				    INTRODUCTORY INFORMATION

   On August 29, 2003, Lincoln Logs Ltd. ("Lincoln Logs") acquired both Hart & Son Industries Ltd. ("Hart & Son") and True-Craft Log Structures Ltd. ("True-Craft"). The combined purchase had an aggregate consideration of approximately Cdn$2,865,000, and consisted of a combination of cash, promissory notes and common stock.

   The unaudited pro forma consolidated balance sheet was prepared as if the acquisition had occurred on July 31, 2003. For purposes of consolidating the unaudited balances of Lincoln Logs and the acquired businesses as of July 31, 2003, the unaudited balance sheets of the acquired businesses as of June 30, 2003 have been used to approximate the acquired businesses' financial position as of July 31, 2003.

   The unaudited pro forma consolidated statements of operations for the year ended January 31, 2003 and for the six months ended July 31, 2003 were prepared as if the acquisition had taken place as of February 1, 2002. Due to the poor condition of the acquired businesses' historical financial information, it is not practicable to bring the acquired businesses' statements of operations to within 93 days of Lincoln Logs' fiscal year end, as prescribed by Article 11 of Regulation S-X. For purposes of consolidating the unaudited statement of operations of Lincoln Logs and the acquired businesses for the year ended January 31, 2003, the unaudited statements of operations of the acquired businesses for the year ended June 30, 2003 have been used to approximate the results of their operations as of January 31, 2003. For purposes of consolidating the unaudited statements of operations of Lincoln Logs and the acquired businesses for the six months ended July 31, 2003, the unaudited statements of operations of the acquired businesses for the six months ended June 30, 2003 have been used to approximate the results of their operations as of July 31, 2003.

  For the purpose of presenting pro forma financial information, all transactions between Lincoln Logs, Hart & Son and True-Craft have been eliminated as if the acquisition had been consummated on the assumed effective date. The pro forma financial information reflects other adjustments that are directly attributable to the acquisition as described in the accompanying notes.

  For the purposes of this presentation, certain pro forma adjustments have been made to the balance sheet and results of operations to provide information as to how the acquisition might have affected the financial position and statements of operations. This unaudited pro forma financial information does not purport to be indicative of the results of operations that would have been obtained if the operations had been combined as of the beginning of the period presented, and is not intended to be a projection of future results.

					  LINCOLN LOGS LTD.
			UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
					    JULY 31, 2003
				   (All amounts in US Dollars)

						  ASSETS

														 			 Pro Forma		 Pro Forma
								 Hart & Son		 True-Craft		Lincoln Logs	Adjustments		Consolidated

CURRENT ASSETS:
  Cash and cash equivalents				$           				$	26,117				$     26,117
  Trade accounts receivable, net of allowance
    for doubtful accounts of $20,199		      29,738				     481,935		      	     511,673
  Inventories:
    Raw materials						     291,370				   1,676,222	   			   1,967,592
    Work in Process						 7,132				     262,254	     			     269,386
  Prepaid expenses and other current assets	       8,406				     606,593				     614,999
  Due from related parties					 4,576					39,526	     				44,102
  Mortgage and note receivable										 2,592					 2,592
  Prepaid income taxes					      26,057				      11,592	      12,666		50,315
								------------	------------	------------	------------	------------
    Total current assets				     367,279				   3,106,831		12,666	   3,486,776

PROPERTY, PLANT AND EQUIPMENT:
  Cost							     806,273		43,529	   6,321,445	     929,515	   8,100,762
  Less: accumulated depreciation			  (  555,313)	  (	41,060)	  (3,764,695)	  (   67,441)	  (4,428,509)
								------------	------------	------------	------------	------------
    Property, plant and equipment - net		     250,960	       2,469	   2,556,750	     862,074	   3,672,253

OTHER ASSETS:
  Mortgage receivable												61,232				      61,232
  Assets held for resale					   330					 6,466					 6,796
  Goodwill							     						     			     690,102  	     690,102
  Deposits and other assets										     225,620				     225,620
  Other intangible assets, net of accumulated
    amortization of $209,182						   				       3,909	     234,510	     238,419
								------------	------------	------------	------------	------------
    Total other assets					     	   330				     297,227	     924,612	   1,222,169
								------------	------------	------------	------------	------------
TOTAL ASSETS						$    618,569	$      2,469	$  5,960,808	$  1,799,352	$  8,381,198
								============	============	============	============	============

See accompanying notes to pro forma consolidated financial statements.

					  LINCOLN LOGS LTD.
			UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
					    JULY 31, 2003
				   (All amounts in US Dollars)

					     LIABILITIES

																	 Pro Forma		 Pro Forma
								 Hart & Son		 True-Craft		Lincoln Logs	Adjustments		Consolidated

CURRENT LIABILITES:
  Current installment of long-term debt		$    166,953 	$	   423	$    104,569	$			$    271,945
  Current installment of long-term debt,
    related parties												28,112	 			      28,112
  Current installments of note payable									62,748	 			      62,748
  Trade accounts payable				     136,207				     746,293	 			     882,500
  Accrued salaries and wages					21,802				     136,828	 			     158,630
  Accrued income taxes						15,272					20,000				     	35,272
  Accrued expenses						14,783				     797,167		 3,029	     814,979
  Due to related parties					 2,882		 4,576							       7,458
  Customer deposits					     115,261				   2,323,748				   2,439,009
								------------	------------	------------	------------	------------
    Total current liabilities				     473,160		 4,999	   4,219,465		 3,029	   4,700,653

LONG TERM DEBT, net of current installments:
  Mortgage payable											     148,125				     148,125
  Note payable												     649,928				     649,928
  Note payable - related party									     213,371				     213,371
  Other														62,710					62,710
								------------	------------	------------	------------	------------
    Total long term liabilities									   1,074,134				   1,074,134
								------------	------------	------------	------------	------------
   Total liabilities					     473,160		 4,999	   5,293,599		 3,029	   5,774,787


STOCKHOLDERS' EQUITY:
  Preferred stock, $.01 par value; authorized
    1,000,000 shares; issued and outstanding
    -0- shares							    73		    56	  	     1	  (	   130)		   ---
  Common stock, $.01 par value; authorized
    10,000,000 shares; issued 8,046,799 shares								92,343					92,343
  Additional paid-in capital										   6,034,967				   6,034,967
  Retained Earnings (Accumulated deficit)		     145,333	  (    2,585)	  (2,830,055)	      50,843	  (2,636,464)
								------------	------------	------------	------------	------------
								     145,406	  (    2,529)	   3,297,256		50,713	   3,490,846
  Less cost of 504,240 shares of common stock
    in treasury												  (  884,435)				  (  884,435)
								------------	------------	------------	------------	------------
    Total stockholders' equity			     145,406	  (	 2,529)	   2,412,821		50,713	   2,606,411
								------------	------------	------------	------------	------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$    618,566	$	 2,470	$  7,706,420	$	53,742	$  8,381,198
								============	============	============	============	============

See accompanying notes to pro forma consolidated financial statements.

					  LINCOLN LOGS LTD.
		UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
			   FOR THE SIX MONTHS ENDED JULY 31, 2003
				  (All amounts in US Dollars)

																	 Pro Forma		 Pro Forma
								Hart & Son		True-Craft		Lincoln Logs	Adjustments		Consolidated

NET SALES							$  1,331,232	$  	   434	$  6,437,097	$			$  7,768,763

COST OF SALES						   1,092,799		   ---	   3,531,945		64,656	   4,689,400
								------------	------------	------------	------------	------------
GROSS PROFIT						     238,433		   434	   2,905,152	  (   64,656)	   3,079,363

OPERATING EXPENSES:
  Commissions							22,697		    90	     744,667				     767,454
  Selling, general and administrative		     277,442		   413	   2,184,995		 6,630	   2,469,480
								------------	------------	------------	------------	------------
    Total operating expenses				     300,139		   503	   2,929,662		 6,630	   3,236,934
								------------	------------	------------	------------	------------
INCOME (LOSS) FROM OPERATIONS				  (   61,706)	  (	    69)	  (	24,510)	  (   71,286)	  (  157,571)

OTHER INCOME (EXPENSE):
  Interest income										   			24,941				      24,941
  Interest expense											  (   57,966)				  (   57,966)
  Other 							  (    2,362)		   119	     125,356				     123,113
								------------	------------	------------	------------	------------
    Total other income (expense) - net		  (    2,362)		   119	      92,331		   ---	      90,088
								------------	------------	------------	------------	------------
INCOME (LOSS) BEFORE INCOME TAXES			  (   64,068)		    50		67,821	  (   71,286)	  (   67,483)

INCOME TAXES BENEFIT					  (   13,175)		   ---		20,000	  ( 	12,666)	  (    5,841)
								------------	------------	------------	------------	------------
NET INCOME (LOSS)						$ (   50,893)	$	    50	$	47,821	$ (   58,620)	$ (   61,642)
								============	============	============	============	============

PER SHARE DATA:
  Basic earnings (loss) per share															$   (   0.01)


See accompanying notes to pro forma consolidated financial statements.

					  LINCOLN LOGS LTD.
		UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
			    FOR THE YEAR ENDED JANUARY 31, 2003
				  (All amounts in US Dollars)

																	 Pro Forma		 Pro Forma
								Hart & Son		True-Craft		Lincoln Logs	Adjustments		Consolidated

NET SALES							$  2,400,919	$	 1,954	$ 13,991,284	$			$ 16,394,157

COST OF SALES						   2,015,951		   ---	   7,385,771	     129,312	   9,531,034
								------------	------------	------------	------------	------------
GROSS PROFIT						     384,968		 1,954	   6,605,513	  (  129,312)   	   6,863,123

OPERATING EXPENSES:
  Commissions							47,381		   181	   1,747,763				   1,795,325
  Selling, general and administrative		     489,999		   826	   3,670,473		13,259	   4,174,557
								------------	------------	------------	------------	------------
    Total operating expenses				     537,380		 1,007	   5,418,236 		13,259	   5,969,882
								------------	------------	------------	------------	------------
INCOME FROM OPERATIONS					  (  152,412)		   947	   1,187,277	  (  142,571)	     893,241

OTHER INCOME (EXPENSE):
  Interest income													24,941				      24,941
  Interest expense											  (   57,966)				  (   57,966)
  Other 							  (    1,043)		   238		69,901				      69,096
								------------	------------	------------	------------	------------
    Total other income (expense) - net		  (    1,043)		   238		36,876		   ---	      36,071
								------------	------------	------------	------------	------------
INCOME BEFORE INCOME TAXES				  (  153,455)		 1,185	   1,224,153	  (  142,571) 	     929,312

INCOME TAXES / (BENEFIT)				  (   25,478)		   ---		24,000	  (   47,915)	  (   49,393)
								------------	------------	------------	------------	------------
NET INCOME							$ (  127,977)	$	 1,185	$  1,200,153	$ (   94,656)	$    978,705
								============	============	============	============	============

PER SHARE DATA:

  Basic earnings per share																$       0.13
																				============

  Dilutive earnings per share																$       0.11
																				============

See accompanying notes to pro forma consolidated financial statements.

					  LINCOLN LOGS LTD.
		  NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Pro Forma Adjustments

  a.) Balance Sheet:

    i.) Upon consummation of the transaction, the purchase price paid to the shareholders of Hart and Son Industries, Ltd. and True-Craft Log Structures, Ltd., including amounts paid for pre-acquisition costs, consisted of $782,276 paid in cash, $954,158 of promissory notes, on a discounted basis, payable over five to seven years, and 287,500 shares of common stock with certain restrictions valued at $143,750.

    ii.) The purchase price was allocated $929,515 to fixed assets, $260,567 to identifiable intangible assets, and the balance of $690,102 to goodwill.

  b.) Statement of Operations:

    i.) The pro forma statements of operations have been adjusted to reflect additional expenses that would have been incurred had the acquisition taken place at the beginning of the periods shown. Those expenses included adjustments for such items as salaries, rent, depreciation, amortization, and other similar items.

    ii.) The tax provision has been adjusted to reflect the combined impact of the pro forma adjustments by incorporating the tax benefit for the net losses of the acquired companies with the income tax provision of
	   Lincoln Logs for the twelve-month period ended January 31, 2003 and the six-month period ended July 31, 2003.

    iii.) The weighted average number of shares outstanding has been adjusted as if the shares issued as part of the consideration paid were issued at the beginning of the respective periods shown. The weighted average number of shares used to calculate basic loss per share for the six-month period ended July 31, 2003 was 8,046,827. The weighted average number of shares used to calculate basic earnings per share and diluted earnings per share for the twelve-month period ended January 31, 2003 was 7,542,559 and 8,782,650, respectively.

    iv.) Certain reclassifications have been made to the operating expenses of Hart and Son Industries, Ltd. and True-Craft Log Structures, Ltd. to conform to the classifications based on the historical presentation of Lincoln Logs Ltd.

					     SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


								LINCOLN LOGS LTD.


Dated: November 13, 2003				By: /s/ William J. Thyne

								William J. Thyne
								Chief Financial Officer